Promissory Demand Note #1

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of One Hundred Thousand Dollars ($100,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable On Demand or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable upon demand of the holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ InnSuites Hospitality Trust by James Wirth, CEO
InnSuites Hospitality Trust, Borrower

By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership

by Inn Suites Hospitality Trust, General Partner

/s/ RRF Limited Partnership by InnSuites Hospitality Trust by James Wirth, CEO
by James Wirth, CEO

Promissory 30 Day Notice Demand Note #2

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 30 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 30 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 45 Day Notice Demand Note #3

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 45 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 45 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 60 Day Notice Demand Note #4

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 60 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 60 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 75 Day Notice Demand Note #5

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 75 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 75 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 90 Day Notice Demand Note #6

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 90 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 90 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 105 Day Notice Demand Note #7

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Fifty Thousand Dollars ($50,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 105 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 105 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory 120 Day Notice Demand Note #8

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of H.W. Hayes Trust (the “Lender”) the sum of Twenty Five Thousand Dollars ($25,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable after 120 day notice in writing or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable 120 days after notice of demand received in writing by holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ H. W. Hayes
H.W. Hayes Trust, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory Demand Note (1 of 2)

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of Lita M. Sweitzer (the “Lender”) the sum of Twenty Five Thousand Dollars ($25,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable On Demand or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable upon demand of the holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ Lita M. Sweitzer
Lita M. Sweitzer, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO

Promissory Demand Note (2 of 2)

InnSuites Hospitality Trust and its subsidiary RRF Limited Partnership (the “Borrower”) promises to pay to the order of Lita M. Sweitzer (the “Lender”) the sum of Twenty Five Thousand Dollars ($25,000.00), together with interest thereon at the rate of 7.0% per annum on the unpaid balance.

This Note is executed in return for the following extension of credit from the Lender to the Borrower:

The borrower and Lender agree that this Note shall automatically govern any future extension of credit, in any form, from the Lender to the Borrower, if such future extension of credit expressly states that it is subject to this Note.

Interest only payments shall be made monthly and are due on the first of the month and is late on the 15th of each month. The principal shall be payable On Demand or payable on June 20, 2019, whichever occurs first. The Lender and Borrower agree that no collateral will be provided for this loan and is unsecured.

All payments shall be first applied to interest and late charges, and the balance to principal, if any. This note may be prepaid, at any time , in whole or in part, upon the occurrence of any of the following: Failure to make any payment due to hereunder within on or before 15 days after the due date; breach of any condition of the agreement, upon the dissolution or liquidation of the undersigned, upon the filing by any of the undersigned of an assignment for the benefit of the creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall not be in default and placed for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payment not made within fifteen (15) days of the due date shall be subject to a late charge of 4% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

The borrower may prepay this Note in whole or in part without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due and payable upon demand of the holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

Signed under seal this 5th day of December, 2016.

/s/ James Wirth
InnSuites Hospitality Trust, Borrower
By James Wirth, CEO	/s/ Lita M. Sweitzer
Lita M. Sweitzer, Lender

RRF Limited Partnership
by Inn Suites Hospitality Trust, General Partner

/s/ James Wirth
by James Wirth, CEO